                                                                  Exhibit (i)(6)

Bell,  Boyd & Lloyd LLC                            THREE FIRST NATIONAL PLAZA
                                                   70 WEST MADISON STREET, SUITE
                                                   3300
                                                   CHICAGO, ILLINOIS 60602-4207
                                                   312.372.1121 FAX 312.372.2098

                                                   OFFICES IN CHICAGO
                                                   AND WASHINGTON, D.C.



                                January 28, 2003



     As counsel for Harris Associates Investment Trust (the "Registrant"), we consent to the incorporation by reference of our opinion for each of the Registrant's series, filed with the Registrant's registration statement on Form N-1A, Securities Act File No. 33-38953 on each of the dates listed below:

SERIES                                                    DATE OF OPINION             DATE OF FILING
------                                                    ---------------             --------------

The Oakmark International Fund                            July 23, 1992               February 28, 1997
The Oakmark Small Cap Fund                                September 20, 1995          February 28, 1997
The Oakmark Equity and Income Fund                        September 20, 1995          February 28, 1997
The Oakmark International Small Cap Fund                  September 20, 1995          February 28, 1997
The Oakmark Select Fund                                   October 22, 1996            October 23, 1996
The Oakmark Fund                                          November 1, 1998            November 5, 1998
The Oakmark Global Fund                                   May 21, 1999                May 21, 1999

     In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                                      /s/ Bell, Boyd & Lloyd LLC